                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) February 25, 2004

          NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

           33-87374                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

On February 25, 2004 the  Registrant has caused to be  made available  by the trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended January 31, 2004, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on itsbehalf by the undersigned thereunto duly authorized.

           NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  March 4, 2004                   By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

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                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #102, Series 1995-1
               made available on February 25, 2004

20.1 (A)       4.45 The percentages and all other information calculated
               pursuant to Sections 6.01 and 7.01 of the supplement,
               Certificate #102

20.2           Monthly Servicer and Settlement Certificate #68, Series 1998-1
               made available on February 25, 2004

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #68

20.3          Monthly Servicer and Settlement Certificate #43, Series 2000-1
              made available on February 25, 2004

20.3 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #43

20.4          Monthly Servicer and Settlement Certificate #7, Series 2003-1
              made available on February 25, 2004

20.4 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #7

20.5          Navistar Financial Dealer Note Master Trust Series Data

====================================================================================================================================

                                                     EXHIBIT 20.1

                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 102

                                                DEALER NOTE MASTER TRUST

                                                 CLASS A, DEALER NOTE
                                               ASSET BACKED CERTIFICATES,
                                                      SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of February 25, 2004, the Transfer Date of February 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on January 31, 2004 and the Distribution Period ended
February 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                           97,982.32

     3.2 The amount of ITEC Finance Charges for the Due Period                        1,860,076.91

     3.3 The average daily balance of Dealer Notes outstanding during the
         Due Period                                                                 779,689,930.60

     3.4 The total amount of Advance Reimbursements for the Due Period                        0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the
         Due Period                                                                 264,871,618.63

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master
         Trust during the Due Period                                                255,925,373.18

     3.7 The amount of the Servicing Fee for the Due Period                             665,172.04

     3.8 The average daily Master Trust Seller's Interest during the Due Period     126,264,760.00

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the
         Supplement)                                                                126,190,744.53

    3.10 The aggregate amount of Collections for the Due Period                     421,084,832.16

    3.11 The aggregate amount of Finance Charge Collections for the Due Period        4,106,055.69

    3.12 The aggregate amount of Principal Collections for the Due Period           416,978,776.47

    3.13 The amount of Dealer Note Losses for the Due Period                                  0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period  798,206,435.76

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                          152,107,157.84

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments         151,984,308.77
         b.  Description of each Eligible Investment:                               JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                0.94%
         d.  The rating of each such Eligible Investment                                  AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                             10,190,048.19

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)       Southland Int'l Trks
         ii)      Nalley Motor Trucks
         iii)     Rivers Bus Sales, Inc
         iv)      Longhorn Bus Sales
         v)       Prairie International

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
         as a percentage of the total principal amount outstanding, as of the end of the
         Due Period                                                                          0.18%

    3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
         established on 7/10/03 for the benefit of the Master Trust
         Certificateholders.                                                           100,080.38

    3.21 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments             100,000.00
         b.  Description of each Eligible Investment:                               JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                0.94%
         d.  The rating of each such Eligible Investment                                  AAAm/Aaa

    3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
         of the Supplement and to the payments made on the Distribution Date)           100,000.00

     4.0 Series 1995-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                        0.00

    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                  31,000,000.00

   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                  31,000,000.00

     4.3 The Projected Spread for the following Distribution Period                   2,500,000.00

     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                      2,500,000.00

     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                   0.00

     4.6 The aggregate amount on deposit in the Negative
         Carry Reserve Fund as of the Transfer Date (after
         giving effect to the transactions set forth in
         Article IV of the Supplement)                                                        0.00

     4.7 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                    200,000,000.00

     4.8 The amount of Series Allocable Dealer Notes Losses
          for the Due Period                                                                  0.00

     4.9 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                               1,030,404.73

    4.10 The amount of Series Allocable Principal Collections
         for the Due Period                                                         104,639,813.62

    4.11 The amount of Series Principal Account Losses
         for the Due Period                                                                   0.00

    4.12 The amount of Investor Dealer Note Losses for
         the Due Period                                                                       0.00

    4.13 The amount of Investor Finance Charge Collections
         for the Due Period                                                             864,097.40

    4.14 The amount of Investor Principal Collections for
         the Due Period                                                              87,750,947.70

    4.15 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                 896,973.12

    4.16 The amount of Series 1995-1 Shared Principal
         Collections for the Due Period                                              87,750,947.70

    4.17 The aggregate amount of the Series 1995-1 Principal
         Shortfall, if any, for the Due Period                                                0.00

    4.18 The Seller's Percentage for the Due Period                                         16.14%

    4.19 The Excess Seller's Percentage for the Due Period                                   2.63%

    4.20 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                          16,888,865.92

    4.21 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                 170,119.82

    4.22 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                              14,136,838.82

    4.23 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                               2,752,027.10

    4.24 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                   0.00

    4.25 The Minimum Series 1995-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                          38,222,495.31

    4.26 The Series 1995-1 Allocation Percentage for
         the Due Period                                                                     25.09%

    4.27 The Floating Allocation Percentage for the
         Due Period                                                                         83.86%

    4.28 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                                  0.00%

    4.29 The total amount to be distributed on the Series
         1995-1 Certificates on the Distribution Date                                   373,106.89

    4.30 The total amount, if any, to be distributed on the Series
         1995-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                     0.00

    4.31 The total amount, if any, to be distributed on
         the Series 1995-1 Certificates on the Distribution
         Date allocable to interest on the Series 1995-1
         Certificates                                                                   233,125.00

    4.32 The Draw Amount as of the Transfer Date                                              0.00

    4.33 The amount of Investor Charge-Offs as of
         Transfer Date                                                                        0.00

    4.34 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                         0.00

    4.35 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                 139,981.89

    4.36 The aggregate amount of funds on deposit in
         the Negative Carry Reserve Account  as of the end of
         the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                           0.00

    4.37 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                           0.00

    4.38 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                2,500,000.00

    4.39 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                 0.00
         b.  Description of each Eligible Investment:                                           NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                              _______%
         d.  The rating of each such Eligible Investment                                        NA

    4.40 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                 0.00
         b.  Description of each Eligible Investment:                                           NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                              _______%
         d.  The rating of each such Eligible Investment                                        NA

    4.41 The amount of Excess Interest Collections for the Due Period                   523,866.23

    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period                          87,750,947.70

    4.43 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                 0.00

    4.44 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                            0.00

    4.45 The percentages and all other information calculated
         pursuant to Sections 6.01 and 7.01 of the Supplement                       See Exhibit "A"

    4.46 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                      0.00

    4.47 The amount of Series 1995-1 Shared Seller's Principal
         Collections for the Due Period                                              16,888,865.92

    4.48 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                            46,756,883.19

    4.49 The amount of all Shared Seller's Principal Collections
         allocated to Series 1995-1 for the Due Period                                        0.00

    4.50 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                             0.00

    4.51 The aggregate amount of all Early Distributions Amounts
         paid or deemed paid for the Distribution Period                                      0.00

------------------------------------------------------------------------------------------------------------------------------------
                                            Exhibit 20.1(A)
                                            Series 1995 - 1

 4.45 The percentages and all other information calculated pursuant to Sections 6.01 & 7.01 of the Supplement.

      Section 6.01

         (b)The Invested Amount is not reduced to zero by the Expected Payment Date?    NO
                                                                                    ----------

     Section 7.01

         (d)The Available Subordinated Amount for such Transfer Date will be reduced
            to an amount less than the Required Subordinated Amount?                    NO
                                                                                    ----------

         (g)Average Coverage Differential shall be equal to or less than negative
            two percent (-2.00%) on each of three consecutive Determination Dates?      NO
                                                                                    -----------

                                             2 Months Past :      3.40%
                                             1 Month Past :       3.43%
                                             Current Month :      3.65%

         (h)The Master Trust Seller's Interest is reduced to an amount less than
            the Master Trust Minimum Seller's Interest?                                  NO
                                                                                    -----------

                                    Master Trust Seller's Interest: $126,190,744.53

                            Master Trust Minimum Seller's Interest: $126,102,495.31

          (i)Turnover Ratio less than 1.7?                                               NO
                                                                                     ----------

                                   Turnover Ratio:    3.85

            (j)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?      NO
                                                                                     ----------

                            Dealer Note Loss Ratio:   0.00%

====================================================================================================================================

                                                       EXHIBIT 20.2

                                     MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 68

                                                  DEALER NOTE MASTER TRUST

                                                    CLASS A, DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                        SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of February 25, 2004, the Transfer Date of February 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on January 31, 2004 and the Distribution Period ended
February 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

         1 NFC is Servicer under the Agreement.

         2 The undersigned is a Servicing Officer.

         3 Master Trust Information.

       3.1 The amount of the Advance, if any, for the Due Period                            97,982.32

       3.2 The amount of ITEC Finance Charges for the Due Period                         1,860,076.91

       3.3 The average daily balance of Dealer Notes outstanding during the
           Due Period                                                                  779,689,930.60

       3.4 The total amount of Advance Reimbursements for the Due Period                         0.00

       3.5 The aggregate principal amount of Dealer Notes repaid during the
           Due Period                                                                  264,871,618.63

       3.6 The aggregate principal amount of Dealer Notes purchased by the
           Master Trust during the Due Period                                          255,925,373.18

       3.7 The amount of the Servicing Fee for the Due Period                              665,172.04

       3.8 The average daily Master Trust Seller's Interest during the Due Period      126,264,760.00

       3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the
           Supplement)                                                                 126,190,744.53

      3.10 The aggregate amount of Collections for the Due Period                      421,084,832.16

      3.11 The aggregate amount of Finance Charge Collections for the Due Period         4,106,055.69

      3.12 The aggregate amount of Principal Collections for the Due Period            416,978,776.47

      3.13 The amount of Dealer Note Losses for the Due Period                                   0.00

      3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period   798,206,435.76

      3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
           of the Agreement)                                                           152,107,157.84

      3.16 Eligible Investments in the Excess Funding Account:
           a.  The aggregate amount of funds invested in Eligible Investments          151,984,308.77
           b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
           c.  The rate of interest applicable to each such Eligible Investment                 0.94%
           d.  The rating of each such Eligible Investment                                   AAAm/Aaa

      3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
           as of the end of the Due Period                                              10,190,048.19

      3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
           i)      Southland Int'l Trks
           ii)     Nalley Motor Trucks
           iii)    Rivers Bus Sales, Inc
           iv)     Longhorn Bus Sales
           v)      Prairie International

      3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)as a percentage of the total principal amount outstanding,
           as of the end of the Due Period                                                      0.18%

      3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
           Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
           established on 7/10/03 for the benefit of the Master Trust
           Certificateholders.                                                             100,080.38

      3.21 Eligible Investments in the Servicer Transition Fee Account:
           a.  The aggregate amount of funds invested in Eligible Investments              100,000.00
           b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
           c.  The rate of interest applicable to each such Eligible Investment                 0.94%
           d.  The rating of each such Eligible Investment                                   AAAm/Aaa

      3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee
           Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on
           the Distribution Date)                                                          100,000.00

       4.0 Series 1998-1 Information.

       4.1 The Deficiency Amount as of the Transfer Date
           (after giving effect to the transactions set forth in
           Article IV of the Supplement)                                                         0.00

      4.2a The Maximum Subordinated Amount as of the
           Transfer Date (after giving effect to the transactions
           set forth in Article IV of the Supplement)                                   31,000,000.00

     4.2b. The Available Subordinated Amount as of the
           Transfer Date (after giving effect to the transactions
           set forth in Article IV of the Supplement)                                   31,000,000.00

       4.3 The Projected Spread for the following Distribution Period                    2,500,000.00

       4.4 The amount on deposit in the Spread Account as of
           the Transfer Date (after giving effect to the
           transactions set forth in Article IV of the Supplement)                       2,500,000.00

       4.5 The aggregate amount on deposit in the Liquidity
           Reserve Account as of the Transfer Date (after giving
           effect to the transactions  set forth in Article IV
           of the Supplement)                                                                    0.00

       4.6 The Invested Amount as of the Distribution
           Date (after giving effect to the transactions set forth
           in Article IV of the Supplement and to the
           payments made on the Distribution Date)                                     200,000,000.00

       4.7 The amount of Series Allocable Dealer Notes Losses
            for the Due Period                                                                   0.00

       4.8 The amount of Series Allocable Finance Charge
           Collections for the Due Period                                                1,024,980.34

       4.9 The amount of Series Allocable Principal Collections
           for the Due Period                                                          104,088,955.46

      4.10 The amount of Series Principal Account Losses
           for the Due Period                                                                    0.00

      4.11 The amount of Investor Dealer Note Losses for
           the Due Period                                                                        0.00

      4.12 The amount of Investor Finance Charge Collections
           for the Due Period                                                              864,160.92

      4.13 The amount of Investor Principal Collections for
           the Due Period                                                               87,757,398.35

      4.14 The amount of Available Certificateholder's Interest
           Collections for the Due Period                                                  896,874.28

      4.15 The amount of Series 1998-1 Shared Principal
           Collections for the Due Period                                               87,757,398.35

      4.16 The aggregate amount of the Series 1998-1 Principal
           Shortfall, if any, for the Due Period                                                 0.00

      4.17 The Seller's Percentage for the Due Period                                          15.69%

      4.18 The Excess Seller's Percentage for the Due Period                                    2.62%

      4.19 The aggregate amount of Seller's Principal Collections
           for the Due Period                                                           16,331,557.11

      4.20 The amount of Available Seller's Finance Charge
           Collections for the Due Period                                                  164,714.34

      4.21 The aggregate amount of Available Seller's Principal
           Collections for the Due Period                                               13,604,426.48

      4.22 The aggregate amount of Excess Seller's Principal
           Collections for the Due Period                                                2,727,130.63

      4.23 The Controlled Amortization Amount, if applicable,
           for the Due Period                                                                    0.00

      4.24 The Minimum Series 1998-1 Master Trust Seller's
           Interest as of the Distribution Date (after giving
           effect to the transactions set forth in Article IV
           of the Supplement)                                                           37,000,000.00

      4.25 The Series 1998-1 Allocation Percentage for
           the Due Period                                                                      24.96%

      4.26 The Floating Allocation Percentage for the
           Due Period                                                                          84.31%

      4.27 The Principal Allocation Percentage, if applicable,
           for the Due Period                                                                   0.00%

      4.28 The total amount to be distributed on the Series
           1998-1 Certificates on the Distribution Date                                    349,783.85

      4.29 The total amount, if any, to be distributed on the Series
           1998-1 Certificates on the Distribution Date
           allocable to the Invested Amount                                                      0.00

      4.30 The total amount, if any, to be distributed on
           the Series 1998-1 Certificates on the Distribution
           Date allocable to interest on the Series 1998-1
           Certificates                                                                    209,791.67

      4.31 The Draw Amount as of the Transfer Date                                               0.00

      4.32 The amount of Investor Charge-Offs as of
           Transfer Date                                                                         0.00

      4.33 The amount of reimbursement of Investor Charge-
           Offs as of the Transfer Date                                                          0.00

      4.34 The amount of the Investor Servicing Fee to be
           paid on such Distribution Date                                                  139,992.18

      4.35 The aggregate amount of funds on deposit in
           the Series Principal Account as of the end of the
           last day of the Due Period (after giving effect to the
           payments and adjustments made pursuant to Article
           IV of the Supplement and of the Agreement)                                            0.00

      4.36 The aggregate amount of funds on deposit in the
            Spread Account as of the end of the last day of
           the Due Period (after giving effect to payments and
           adjustments made pursuant to Article IV of the
           Supplement and the Agreement)                                                 2,500,000.00

      4.37 Eligible Investments in the Series Principal Account:
           a.  The aggregate amount of funds invested in
           Eligible Investments                                                                  0.00
           b.  Description of each Eligible Investment:                                            NA
           c.  The rate of interest applicable to each such
           Eligible Investment                                                               _______%
           d.  The rating of each such Eligible Investment                                         NA

      4.38 Eligible Investments in the Liquidity Reserve Account:
           a.  The aggregate amount of funds invested in
           Eligible Investments                                                                  0.00
           b.  Description of each Eligible Investment:                                            NA
           c.  The rate of interest applicable to each such
           Eligible Investment                                                               _______%
           d.  The rating of each such Eligible Investment                                         NA

      4.39 The amount of Excess Interest Collections for the Due Period                    547,090.44

      4.40 The amount of Investor Principal Collections treated
           as Shared Principal Collections for the Due Period                           87,757,398.35

      4.41 The amount of Excess Interest Collections for the
           Due Period allocated to other Series                                                  0.00

      4.42 The amount of Investor Principal Collections treated
           as Shared Principal Collections for the Due Period
           allocated to Other Series                                                             0.00

      4.43 The percentages and all other information calculated
           pursuant to Section 6.01 of the Supplement                                 See Exhibit "A"

      4.44 The amount of Remaining Available Seller's Principal
            Collections for the Due Period                                                       0.00

      4.45 The amount of Series 1998-1 Shared Seller's Principal
           Collections for the Due Period                                               16,331,557.11

      4.46 The aggregate amount of Shared Seller's Principal
           Collections from Other Series for the Due Period                             47,314,192.00

      4.47 The amount of all Shared Seller's Principal Collections
           allocated to Series 1998-1 for the Due Period                                         0.00

      4.48 The aggregate amount of all Shared Seller's Principal
           Collections allocated to Other Series for the Due Period                              0.00

      4.49 The aggregate amount of all Early Distributions Amounts
           paid or deemed paid for the Distribution Period                                       0.00

------------------------------------------------------------------------------------------------------------------------------------

                                              Exhibit 20.2(A)
                                              Series 1998 - 1

 4.4 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

     Section 6.01

      (a)The Invested Amount is not reduced to zero by the Expected Payment Date?    NO
                                                                                  ----------

      (f)The Available Subordinated Amount for such Transfer Date will be reduced
         to an amount less than the Required Subordinated Amount?                    NO
                                                                                  ----------

      (i)Average Coverage Differential shall be equal to or less than negative
         two percent (-2.00%)on each of three consecutive Determination Dates?       NO
                                                                                  ----------

                                       2 Months Past :     3.40%
                                       1 Month Past :      3.43%
                                       Current Month :     3.65%

      (j)The Master Trust Seller's Interest is reduced to an amount less than the
         Master Trust Minimum Seller's Interest?                                     NO
                                                                                  ----------

                            Master Trust Seller's Interest:  $126,190,744.53

                     Master Trust Minium Seller's Interest:  $126,102,495.31

      (k)Turnover Ratio less than 1.7?                                               NO
                                                                                  ----------

                             Turnover Ratio:   3.85

      (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?        NO
                                                                                  ----------

                      Dealer Note Loss Ratio:  0.00%

====================================================================================================================================

                                                      EXHIBIT 20.3

                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 43

                                                DEALER NOTE MASTER TRUST

                                                      DEALER NOTE
                                             ASSET BACKED CERTIFICATES,
                                                      SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of February 25, 2004, the Transfer Date of February 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on January 31, 2004 and the Distribution Period ended
February 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per
Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                       97,982.32

     3.2 The amount of ITEC Finance Charges for the Due Period                    1,860,076.91

     3.3 The average daily balance of Dealer Notes outstanding during the
         Due Period                                                             779,689,930.60

     3.4 The total amount of Advance Reimbursements for the Due Period                    0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the
         Due Period                                                             264,871,618.63

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master
         Trust during the Due Period                                            255,925,373.18

     3.7 The amount of the Servicing Fee for the Due Period                         665,172.04

     3.8 The average daily Master Trust Seller's Interest during the Due Period 126,264,760.00

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the
         Supplement)                                                            126,190,744.53

    3.10 The aggregate amount of Collections for the Due Period                 421,084,832.16

    3.11 The aggregate amount of Finance Charge Collections for the Due Period    4,106,055.69

    3.12 The aggregate amount of Principal Collections for the Due Period       416,978,776.47

    3.13 The amount of Dealer Note Losses for the Due Period                              0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the
         Due Period                                                             798,206,435.76

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                      152,107,157.84

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments     151,984,308.77
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment            0.94%
         d.  The rating of each such Eligible Investment                              AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                         10,190,048.19

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Southland Int'l Trks
         ii)     Nalley Motor Trucks
         iii)    Rivers Bus Sales, Inc
         iv)     Longhorn Bus Sales
         v)      Prairie International

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)as a percentage of the total principal amount outstanding,
         as of the end of the Due Period                                                  0.18%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                         50,428,919.70

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
         established on 7/10/03 for the benefit of Master Trust
         Certificateholders.                                                        100,080.38

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments         100,000.00
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment            0.94%
         d.  The rating of each such Eligible Investment                              AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on
         the Distribution Date)                                                     100,000.00

     4.0 Series 2000-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                    0.00

    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                              19,080,000.00

   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                              19,080,000.00

     4.3 The Projected Spread for the following Distribution Period               2,650,000.00

     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                  2,650,000.00

     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                               0.00

     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                212,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses
          for the Due Period                                                              0.00

     4.8 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                           1,025,335.31

     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                     104,125,003.70

    4.10 The amount of Series Principal Account Losses
         for the Due Period                                                               0.00

    4.11 The amount of Investor Dealer Note Losses for
         the Due Period                                                                   0.00

    4.12 The amount of Investor Finance Charge Collections
         for the Due Period                                                         875,533.82

    4.13 The amount of Investor Principal Collections for
         the Due Period                                                          88,912,340.66

    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                             908,367.29

    4.15 The amount of Series 2000-1 Shared Principal
         Collections for the Due Period                                          88,912,340.66

    4.16 The aggregate amount of the Series 2000-1 Principal
         Shortfall, if any, for the Due Period                                            0.00

    4.17 The Seller's Percentage for the Due Period                                     14.61%

    4.18 The Excess Seller's Percentage for the Due Period                               6.57%

    4.19 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                      15,212,663.04

    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                             113,197.02

    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                           8,371,650.30

    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                           6,841,012.74

    4.23 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                               0.00

    4.24 The Minimum Series 2000-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                      25,440,000.00

    4.25 The Series 2000-1 Allocation Percentage for
         the Due Period                                                                 24.97%

    4.26 The Floating Allocation Percentage for the
         Due Period                                                                     85.39%

    4.27 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                              0.00%

    4.28 The total amount to be distributed on the Series
         2000-1 Certificates on the Distribution Date                               383,113.74

    4.29 The total amount, if any, to be distributed on the Series
         2000-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                 0.00

    4.30 The total amount, if any, to be distributed on
         the Series 2000-1 Certificates on the Distribution
         Date allocable to interest on the Series 2000-1
         Certificates                                                               241,279.17

    4.31 The Draw Amount as of the Transfer Date                                          0.00

    4.32 The amount of Investor Charge-Offs as of
         Transfer Date                                                                    0.00

    4.33 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                     0.00

    4.34 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                             141,834.57

    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                       0.00

    4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                            2,650,000.00

    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                             0.00
         b.  Description of each Eligible Investment:                                       NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                          _______%
         d.  The rating of each such Eligible Investment                                    NA

    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                             0.00
         b.  Description of each Eligible Investment:                                       NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                          _______%
         d.  The rating of each such Eligible Investment                                    NA

    4.39 The amount of Excess Interest Collections for the Due Period               525,253.56

    4.40 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period                      88,912,340.66

    4.41 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                             0.00

    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                        0.00

    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                             See Exhibit "A"

    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                  0.00

    4.45 The amount of Series 2000-1 Shared Seller's Principal
         Collections for the Due Period                                          15,212,663.04

    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                        48,433,086.07

    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 2000-1 for the Due Period                                    0.00

    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                         0.00

     5.0 Class A Certificate Information.

     5.1 The Class A Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                200,000,000.00

     5.2 The total amount to be distributed on the Class A Certificates on the Distribution Date - includes Investor Servicing Fee plus
         the Investor Interest Payment                                              358,597.86

     5.3 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to the
         Class A Invested Amount                                                          0.00

     5.4 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to interest
         on the Class A Certificates                                                224,791.67

     5.5 The amount of Class A Certificateholder Charge-Offs
         as of the Transfer Date                                                          0.00

     5.6 The amount of reimbursement of Class A Certificateholder
         Charge-Offs as of the Transfer Date                                              0.00

     6.0 Class B Certificate Information.

     6.1 The Class B Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                 12,000,000.00

     6.2 The total amount to be distributed on the Class B Certificates on the Distribution Date - includes Investor Servicing Fee plus
         the Investor Interest Payment                                               24,515.87

     6.3 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to the
         Class B Invested Amount                                                          0.00

     6.4 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to interest
         on the Class B Certificates                                                 16,487.50

     6.5 The amount of Class B Certificateholder Charge-Offs
         as of the Transfer Date                                                          0.00

     6.6 The amount of reimbursement of Class B Certificateholder
         Charge-Offs as of the Transfer Date                                              0.00

------------------------------------------------------------------------------------------------------------------------------------

                                           Exhibit 20.3(A)
                                           Series 2000 - 1

 4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

      Section 6.01

        (a)The Invested Amount is not reduced to zero by the Expected Payment Date?       NO
                                                                                      -----------

        (f)The Available Subordinated Amount for such Transfer Date will be reduced
           to an amount less than the Required Subordinated Amount?                       NO
                                                                                      -----------

        (i)Average Coverage Differential shall be equal to or less than negative two
           percent (-2.00%)on each of three consecutive Determination Dates?              NO
                                                                                      -----------

                                         2 Months Past :      3.40%
                                         1 Month Past :       3.43%
                                         Current Month :      3.65%

        (j)The Master Trust Seller's Interest is reduced to an amount less than
           the Master Trust Minimum Seller's Interest?                                    NO
                                                                                      -----------

                         Master Trust Seller's Interest:  $126,190,744.53

                 Master Trust Minimum Seller's Interest:  $126,102,495.31

        (k)Turnover Ratio less than 1.7?                                                  NO
                                                                                      -----------

                               Turnover Ratio:  3.85

        (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?           NO
                                                                                      -----------

                       Dealer Note Loss Ratio:  0.00%

        (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
           Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
           Balance of all Dealer Notes?                                                   NO
                                                                                      -----------

                  Used Financed Vehicle Ratio:   6.13%

====================================================================================================================================

                                                       EXHIBIT 20.4

                                     MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 7

                                                 DEALER NOTE MASTER TRUST

                                                        DEALER NOTE
                                               ASSET BACKED CERTIFICATES,
                                                       SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of February 25, 2004, the Transfer Date of February 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on January 31, 2004 and the Distribution Period ended
February 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the due Period                       97,982.32

     3.2 The amount of ITEC Finance Charges for the Due Period                    1,860,076.91

     3.3 The average daily balance of Dealer Notes outstanding during the
         Due Period                                                             779,689,930.60

     3.4 The total amount of Advance Reimbursements for the Due Period                    0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the
         Due Period                                                             264,871,618.63

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master
         Trust during the Due Period                                            255,925,373.18

     3.7 The amount of the Servicing Fee for the Due Period                         665,172.04

     3.8 The average daily Master Trust Seller's Interest during the Due Period 126,264,760.00

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the
         Supplement)                                                            126,190,744.53

    3.10 The aggregate amount of Collections for the Due Period                 421,084,832.16

    3.11 The aggregate amount of Finance Charge Collections for the Due Period    4,106,055.69

    3.12 The aggregate amount of Principal Collections for the Due Period       416,978,776.47

    3.13 The amount of Dealer Note Losses for the Due Period                              0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the
         Due Period                                                             798,206,435.76

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                      152,107,157.84

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments     151,984,308.77
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment            0.94%
         d.  The rating of each such Eligible Investment                              AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                         10,190,048.19

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Southland Int'l Trks
         ii)     Nalley Motor Trucks
         iii)    Rivers Bus Sales, Inc
         iv)     Longhorn Bus Sales
         v)      Prairie International

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)as a percentage of the total principal amount outstanding,
          as of the end of the Period                                                     0.18%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                         50,428,919.70

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
         on 7/10/03 for the benefit of Master Trust Certificateholders.             100,080.38

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments         100,000.00
         b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment            0.94%
         d.  The rating of each such Eligible Investment                              AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
         Distribution Date)                                                         100,000.00

     4.0 Series 2003-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                    0.00

    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                              19,080,000.00

   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                              19,080,000.00

     4.3 The Projected Spread for the following Distribution Period               2,650,000.00

     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                  2,650,000.00

     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                               0.00

     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                212,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses
          for the Due Period                                                              0.00

     4.8 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                           1,025,335.31

     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                     104,125,003.70

    4.10 The amount of Series Principal Account Losses
         for the Due Period                                                               0.00

    4.11 The amount of Investor Dealer Note Losses for
         the Due Period                                                                   0.00

    4.12 The amount of Investor Finance Charge Collections
         for the Due Period                                                         875,533.82

    4.13 The amount of Investor Principal Collections for
         the Due Period                                                          88,912,340.66

    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                             908,366.27

    4.15 The amount of Series 2003-1 Shared Principal
         Collections for the Due Period                                          88,912,340.66

    4.16 The aggregate amount of the Series 2003-1 Principal
         Shortfall, if any, for the Due Period                                            0.00

    4.17 The Seller's Percentage for the Due Period                                     14.61%

    4.18 The Excess Seller's Percentage for the Due Period                               6.57%

    4.19 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                      15,212,663.04

    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                             113,197.02

    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                           8,371,650.30

    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                           6,841,012.74

    4.23 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                               0.00

    4.24 The Minimum Series 2003-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                      25,440,000.00

    4.25 The Series 2003-1 Allocation Percentage for the Due Period                      24.97%

    4.26 The Floating Allocation Percentage for the Due Period                          85.39%

    4.27 The Principal Allocation Percentage, if applicable, for the Due Period          0.00%

    4.28 The total amount to be distributed on the Series
         2003-1 Certificates on the Distribution Date                               397,947.07

    4.29 The total amount, if any, to be distributed on the Series
         2003-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                 0.00

    4.30 The total amount, if any, to be distributed on
         the Series 2003-1 Certificates on the Distribution
         Date allocable to interest on the Series 2003-1
         Certificates                                                               256,112.50

    4.31 The Draw Amount as of the Transfer Date                                          0.00

    4.32 The amount of Investor Charge-Offs as of
         Transfer Date                                                                    0.00

    4.33 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                     0.00

    4.34 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                             141,834.57

    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                       0.00

    4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                            2,650,000.00

    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                             0.00
         b.  Description of each Eligible Investment:                                       NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                          _______%
         d.  The rating of each such Eligible Investment                                    NA

    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                             0.00
         b.  Description of each Eligible Investment:                                       NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                          _______%
         d.  The rating of each such Eligible Investment                                    NA

    4.39 The amount of Excess Interest Collections for the Due Period               510,419.21

    4.40 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period                      88,912,340.66

    4.41 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                             0.00

    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                        0.00

    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                             See Exhibit "A"

    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                  0.00

    4.45 The amount of Series 2003-1 Shared Seller's Principal
         Collections for the Due Period                                          15,212,663.04

    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                        48,433,086.07

    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 2003-1 for the Due Period                                    0.00

    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                         0.00

     5.0 Class A Certificate Information.

     5.1 The Class A Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                200,000,000.00

     5.2 The total amount to be distributed on the Class A Certificates on the Distribution Date - includes Investor Servicing Fee plus
         the Investor Interest Payment                                              366,931.19

     5.3 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to the
         Class A Invested Amount                                                          0.00

     5.4 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to interest
         on the Class A Certificates                                                233,125.00

     5.5 The amount of Class A Certificateholder Charge-Offs
         as of the Transfer Date                                                          0.00

     5.6 The amount of reimbursement of Class A Certificateholder
         Charge-Offs as of the Transfer Date                                              0.00

     6.0 Class B Certificate Information.

     6.1 The Class B Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                 12,000,000.00

     6.2 The total amount to be distributed on the Class B Certificates on the Distribution Date - includes Investor Servicing Fee plus
         the Investor Interest Payment                                               31,015.87

     6.3 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to the
         Class B Invested Amount                                                          0.00

     6.4 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to interest
         on the Class B Certificates                                                 22,987.50

     6.5 The amount of Class B Certificateholder Charge-Offs
         as of the Transfer Date                                                          0.00

     6.6 The amount of reimbursement of Class B Certificateholder
         Charge-Offs as of the Transfer Date                                              0.00

------------------------------------------------------------------------------------------------------------------------------------

                                        Exhibit 20.4(A)
                                        Series 2003 - 1

 4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

      Section 6.01

       (a)The Invested Amount is not reduced to zero by the Expected Payment Date?  NO
                                                                                 ----------

       (f)The Available Subordinated Amount for such Transfer Date will be reduced
          to an amount less than the Required Subordinated Amount?                  NO
                                                                                 ----------

       (i)Average Coverage Differential shall be equal to or less than negative two
          percent (-2.00%)on each of three consecutive Determination Dates?         NO
                                                                                 ----------

                                         2 Months Past :      3.40%
                                         1 Month Past :       3.43%
                                         Current Month :      3.65%

       (j)The Master Trust Seller's Interest is reduced to an amount less than the
          Master Trust Minimum Seller's Interest?                                   NO
                                                                                 ----------

                            Master Trust Seller's Interest:   $126,190,744.53

                    Master Trust Minimum Seller's Interest:   $126,102,495.31

       (k)Turnover Ratio less than 1.7?                                             NO
                                                                                 ----------

                               Turnover Ratio:   3.85

       (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?      NO
                                                                                 ----------

                       Dealer Note Loss Ratio:   0.00%

       (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
          Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
          Balance of all Dealer Notes?                                              NO
                                                                                 ----------

                  Used Financed Vehicle Ratio:   6.13%

====================================================================================================================================

                                                                   EXHIBIT 20.5
                                                    Navistar Financial Dealer Note Master Trust
                                                                  Series Data
                                                    for the February 25, 2004 Distribution Date

                                                                      Series
                                                1995-1         1998-1          2000-1         2003-1        2000-VFC      Total

1.  Aggregate amt of Collections            105,670,218.34  105,113,935.80  105,150,339.01  105,150,339.01      0.00  421,084,832.16
    Aggregate amt of Interest Collection      1,030,404.73    1,024,980.34    1,025,335.31    1,025,335.31      0.00    4,106,055.69
    Aggregate amt of Principal Collection   104,639,813.62  104,088,955.46  104,125,003.70  104,125,003.70      0.00  416,978,776.47

2.  Series Allocation Percentage                25.0947577%     24.9626507%     24.9712958%     24.9712958%     0.00%   100.0000000%
    Floating Allocation Percentage                   83.86%          84.31%          85.39%          85.39%     0.00%      N/A
    Principal Allocation Percentage                   0.00%           0.00%           0.00%           0.00%     0.00%          0.00%

3.  Total amount Distributed                    233,125.00      209,791.67      241,279.17      256,112.50      0.00      940,308.34

4.  Total amt of such distribution allocable
    to the Invested Amount of Series                  0.00            0.00            0.00            0.00      0.00            0.00

5.  Total amt of such distribution allocable
    to interest on the Series Certificates      233,125.00      209,791.67      241,279.17      256,112.50      0.00      940,308.34

6.  Amt of Series allocable Dealer Note Losses        0.00            0.00            0.00            0.00       0.00           0.00
    - Investor portion of Dealer Note Losses          0.00            0.00            0.00            0.00       0.00           0.00
    - Seller portion of Dealer Note Losses            0.00            0.00            0.00            0.00       0.00           0.00

7.  Recoveries on Dealer Note Losses                  0.00            0.00            0.00            0.00       0.00           0.00

8.  Draw Amount                                       0.00            0.00            0.00            0.00       0.00           0.00

9.  Investor Charge Offs                              0.00            0.00            0.00            0.00       0.00           0.00

10. Reimbursement of Investor Charge Offs             0.00            0.00            0.00            0.00       0.00           0.00

11. Monthly Servicing Fee
    -   Series Allocation - Servicing Fee       166,923.31      166,044.57      166,102.08      166,102.08       0.00     665,172.04
    -   Investor Servicing Fee                  139,981.89      139,992.18      141,834.57      141,834.57       0.00     563,643.20
    -   Seller Servicing Fee                     26,941.42       26,052.39       24,267.51       24,267.51       0.00     101,528.84

12. Controlled Amortization Amount                    0.00            0.00            0.00            0.00       0.00           0.00

13. Invested Amt prior to Distribution Date 200,000,000.00  200,000,000.00  212,000,000.00  212,000,000.00       0.00 824,000,000.00
    Invested Amt after to Distribution Date 200,000,000.00  200,000,000.00  212,000,000.00  212,000,000.00       0.00 824,000,000.00

14. Invested Amount                         200,000,000.00  200,000,000.00  212,000,000.00  212,000,000.00       0.00 824,000,000.00
    Available Subordinated Amount            31,000,000.00   31,000,000.00   19,080,000.00   19,080,000.00       0.00 100,160,000.00
    Negative Carry Subordinated Amount        1,222,495.31        NA              NA             NA              NA      1,222,495.31
    Other                                             0.00            0.00            0.00            0.00       0.00           0.00
    Adjusted Invested Amount                232,222,495.31  231,000,000.00  231,080,000.00  231,080,000.00       0.00 925,382,495.31

15. Beginning Spread Account Balance          2,500,000.00    2,500,000.00    2,650,000.00    2,650,000.00       0.00  10,300,000.00
      Withdrawals from Spread Acct (-)interest   (1,812.13)      (1,813.30)      (1,922.71)      (1,921.69)      0.00     (7,469.83)
      Deposits to Spread Acct (+)interest         1,812.13        1,813.30        1,922.71        1,921.69       0.00       7,469.83
    Spread Account balance as of the close of
    business on the Distribution date         2,500,000.00    2,500,000.00    2,650,000.00    2,650,000.00       0.00  10,300,000.00

16. Series Principal Account Balance                  0.00            0.00            0.00            0.00       0.00           0.00

17. Delinquency on Serviced Portfolio
                           30 - 59 Days                                                                                        0.03%
                           60 - 89 Days                                                                                        0.02%
                              90+  Days                                                                                        0.13%

18. Master Trust Receivables Balance                                                                                  798,206,435.76